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                   FIRST AMENDMENT AND MODIFICATION AGREEMENT


    FIRST AMENDMENT AND MODIFICATION AGREEMENT dated as of February 21, 1997 (this "Amendment") by and among HADCO CORPORATION, a Massachusetts corporation (the "Company"); the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Hadco Subsidiaries"); THE FIRST NATIONAL BANK OF BOSTON individually; and THE FIRST NATIONAL BANK OF BOSTON, as Agent (the "Agent") for the Banks, amending certain provisions of the Revolving Credit Agreement dated as of January 8, 1997 (as amended and in effect from time to time, the "Agreement") among the Company, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Agreement shall have the respective meanings assigned to such terms in the Agreement.

    WHEREAS, the Company has requested that the Agent and the Banks amend certain provisions of the Agreement; and

    WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to amend such provisions of the Credit Agreement;

    NOW, THEREFORE, in consideration of the mutual agreements contained in the Agreement, the other Loan Documents and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    sec.1. AMENDMENT TO AGREEMENT. With effect from the Effective Date (as defined in ss.2 below), the Agreement shall be amended as follows'

             sec.1.1. Section 1.1 of the Agreement is hereby amended by changing the section referenced in the definition of "Agent's Side Letter" from
5.2 to 5.1.

             sec.1.2. Section 1.1 of the Agreement is hereby further amended by changing the section referenced in the definition of "Assignment and Acceptance" from 20.1 to 19.1.

             sec.1.3. Section 1.1 of the Agreement is hereby further amended by changing the sections referenced in the definitions of "CERCLA", "Environmental Laws", and "Hazardous Substances" from 7.18 to 7.17.






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             sec.1.4. Section 1.1 of the Agreement is hereby further amended by inserting the words "(and including any purchase, redemption, prepayment or other retirement, in whole or in part, of the Subordinated Notes or any of them)" between the words "capital stock" and ", of the Borrower" in line 6 of the definition of "Distribution", and by inserting the following text at the end of such definition:

"PROVIDED, HOWEVER, that (a) any issuances of common stock or other "junior securities" (as such term is defined in Section 4.8 of the Indenture) of the Borrower upon conversion of any of the Subordinated Notes in accordance with their terms and the terms of the Indenture and (b) any payment by the Borrower of cash in lieu of the issuance of fractional shares in connection with any such conversion shall not be deemed to be "Distributions" hereunder."

             sec.1.5. Section 1.1 of the Agreement is hereby further amended by changing the word "account" referenced in line 5 of the definition of "Earnings Before Interest and Taxes or EBIT" to "accounting".

             sec.1.6. Section 1.1 of the Agreement is hereby amended by deleting the definition of "Guarantors" in its entirety and substituting in lieu thereof the following new definition:

    "GUARANTORS. (i) Hadco Acquisition, which term shall refer immediately following the consummation of the Merger to Zycon Corporation, a Delaware corporation, being the survivor of the merger of Hadco Acquisition Corp. with and into Zycon Corporation; (ii) immediately following the consummation of the Merger, Zycon Alternate Circuits, Inc.; and (iii) any other direct or indirect Subsidiary of the Borrower (other than Hadco FSC and Zycon Corp. SDN BHD)."

             sec.1.7. Section 1.1 of the Agreement is hereby further amended by inserting the following new definition in alphabetical order therein:

    "INDENTURE. The Indenture between or to be between the Borrower and State Street Bank and Trust Company, as Trustee, with respect to the Subordinated
Notes, substantially in the form of the draft dated February   , 1997 previously
delivered to the Agent and each of the Banks, with such modifications as are appropriate or necessary to complete such form (including without limitation, changes to reflect the specific maturity date in 2004 or thereafter, the interest payment dates, the record dates, the interest rate, the initial conversion price, the redemption prices and such other terms as are related to the "pricing" of the securities to be represented by the Subordinated Notes) and such other changes as are either non-






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substantive or as shall have been approved by the Agent on behalf of the
Banks. The Indenture is to be entered into by the parties thereto as of the closing of the issuance of the Subordinated Notes."

             sec.1.8. Section 1.1 of the Agreement is hereby further amended by changing the section referenced in the definition of "Permitted Acquisitions" to from 9.5.1 to 9.5.2(c).

             sec.1.9. Section 1.1 of the Agreement is hereby further amended by inserting the following new definition in alphabetical order therein:

    "SUBORDINATED NOTES. The Borrower's Convertible Subordinated Notes due 2004 or thereafter, in an aggregate principal amount of up to $138,000,000, issued or to be issued under and pursuant to the Indenture."

             sec.1.10. Section 2.3 of the Agreement is hereby amended by inserting the words "or sec.9.1(l)" after the words "permitted by sec.9.1(k)" in lines 2 and 16 thereof, deleting the words "in sec.9.1(k)(i)" in line 6 thereof and substituting therefor the words "in sec.9.1(k) or sec.9.1(l)(i)", inserting the word "cumulative" between the words "a" and "maximum" in line 6 thereof, changing the section referenced in line 7 thereof from 9.1(k)(ii) to 9.1(1)(ii), and changing the section referenced in the sixth line from the end thereof from 2.3.2 to 2.3.

             sec.1.11. Section 3.2 of the Agreement is hereby amended by inserting the words "or sec.9.1(l)" after the words "permitted by sec.9.1(k)" in line 2 thereof, deleting the words "in sec.9.1(k)(i)" in line 6 thereof and substituting therefor the words "in sec.9.1(k) or sec.9.1(1)(i)", inserting the word "cumulative" between the words "a" and "maximum" in line 7 thereof, and changing the section referenced in line 8 thereof from 9.1(k)(ii) to 9.1(l)(ii).

             sec.1.12. Section 5.3 of the Agreement is hereby amended by changing the phrase "records on each Bank" in line 12 thereof to "records of each Bank".

             sec.1.13. Section 8.4(d) of the Agreement is hereby amended by inserting the word "by" after the word "filed" in line 3 of such subsection.

             sec.1.14. Section 9.1 of the Agreement is hereby amended by deleting subsections 9.1(k) and 9.1(1) in their entirety and inserting the following new subsections 9.1(k), 9.1(l) and 9.1(m):

             "(k) the Subordinated Notes;






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             (1) so long as no Default or Event of Default shall have occurred and be continuing or would occur as a result of the incurrence of any thereof, unsecured Indebtedness of the Borrower or any of its Subsidiaries up to an aggregate amount (the "ADDITIONAL AMOUNT") equal to the sum of $175,000,000 LESS the outstanding aggregate principal amount of the Subordinated Notes, if any. Such Indebtedness shall consist of: (i) up to an amount equal to $150,000,000 LESS the aggregate outstanding principal amount of the Subordinated Notes (but not to exceed, when combined with amounts of Indebtedness incurred pursuant to clause (ii) of this sec.9.1(l), the Additional Amount) of Indebtedness which is expressly subordinated and made junior to the payment and performance in full of the Obligations on terms and conditions satisfactory to the Agent and the Majority Banks in their sole and absolute discretion, and evidenced as subordinate by a Subordination and Intercreditor Agreement or another written instrument containing subordination provisions in form and substance satisfactory to (in their sole and absolute discretion) and approved by the Agent and the Majority Banks in writing; and (ii) up to $100,000,000 (but not to exceed, when combined with amounts of Indebtedness incurred pursuant to clause (i) of this sec.9.1(l), the Additional Amount) of Indebtedness which may rank PARI PASSU with the Obligations; PROVIDED, HOWEVER, that the terms of Indebtedness permitted pursuant to this sec.9.1(l) shall include the following: (A) the maturity date of any such Indebtedness occurs at least one hundred twenty (120) days following the Revolving Credit Loan Maturity Date; (B) with respect to subordinated Indebtedness described in clause (i) of this sec.9.1(l), no principal, interest, fees or other amounts with respect thereto are due and payable upon the occurrence and during the continuance of a Default or Event of Default; (C) with respect to subordinated Indebtedness described in clause (i) of this sec.9.1(1), no principal or sinking fund payments are due prior to at least one hundred twenty
         (120) days following the Revolving Credit Loan Maturity Date; (D) the rate of interest and other fees applicable to such Indebtedness are, in the reasonable judgment of the Agent and the Majority Banks, a market rate for companies with the same or similar financial profile as the Borrower; (E) the covenants, including affirmative, negative and financial covenants, included therein are, in the reasonable judgment of the Agent and the Majority Banks, less restrictive than the covenants set forth in secs.8, 9 and 10 hereof and do not contain a negative pledge on assets of the Borrower and the other Transaction Parties (but may, with respect to PARI PASSU Indebtedness described in clause (ii) of this sec.9.1(l), contain an "equal and ratable clause" with respect to any collateral obtained by the Agent and the Banks);
         (F) the terms and conditions of which may not be amended without the prior written consent of the Agent and the Majority Banks;






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         (G) default provisions with respect to which do not cross-default to the Credit Agreement and the other Loan Documents, except that, with respect to PARI PASSU Indebtedness described in clause (ii) of this sec.9.1(l), such default provisions may cross-default to a Default or Event of Default under sec.13.1(a) or (b), to the extent that any such Default or Event of Default is not cured or waived within thirty
         (30) days after the occurrence thereof; and (H) such other terms and conditions as the Agent and the Majority Banks may reasonably require; PROVIDED, FURTHER, that prior to the incurrence of any such Indebtedness, the Borrower shall provide to the Agent and each of the Banks PRO FORMA financial statements and compliance certificates in the form of EXHIBIT C indicating that for the period from the date of the incurrence of such Indebtedness until the Revolving Credit Loan Maturity Date, no Default or Event of Default would result from the incurrence of such Indebtedness; and

             (m) Indebtedness not otherwise set forth in clauses (a) - (1) of this sec.9.1 in an amount not to exceed $2,000,000 in the aggregate."

             sec.1.15. Section 9.5.2 of the Agreement is hereby amended by changing the word "writtent" in line 12 thereof to "written", deleting the second "shall" in line 13 thereof, and changing the reference "Exhibit E-1" in line 31 thereof to "Exhibit C".

             sec.1.16. Section 9.9 of the Agreement is hereby amended by adding the following at the end thereof:

"The Borrower will not, and will not permit the other parties thereto to, (i) amend, modify or supplement the Subordinated Notes or the Indenture in any way which would materially adversely affect the rights or interests of the Agent or any of the Banks as holders of "Senior Indebtedness" or "Designated Senior Indebtedness" thereunder, or (ii) enter into a supplemental indenture pursuant to Sections 11.1(b) and 11.1(d) of the Indenture, unless in each case the form of such proposed amendment, modification, supplement or supplemental indenture shall have first been approved in writing by the Agent and the Majority Banks, and, in the absence of such approval, in addition to and without limitation of such other rights as the Agent and the Banks may have hereunder, no such amendment, modification, supplement or supplemental indenture shall be effective to modify the rights or interests of the Agent or any of the Banks as holders of "Senior Indebtedness" or "Designated Senior Indebtedness" under the Indenture."

             sec.1.17. The Agreement is hereby amended by inserting the following new Section 9.12 therein:






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      "9.12. DESIGNATION OF INDEBTEDNESS UNDER INDENTURE. The Borrower will not designate, declare or identify any Indebtedness as "Designated Senior Indebtedness" under and pursuant to the Indenture, unless the amount and terms of such Designated Senior Indebtedness shall first have been approved by the Agent and the Majority Banks in writing."

             sec.1.18. Section 11.4 of the Agreement is hereby amended by inserting the phrase "each Transaction Party" after the word "from" in line 2 thereof.

             sec.1.19. Section 14 of the Agreement is hereby amended by inserting the phrase "notify the Agent thereof and" prior to the phrase "make such disposition" in line 23 thereof.

             sec.1.20. Section 15.1(a) of the Agreement is hereby amended by inserting the phrase "(including the approval by the Agent of the final form of the Indenture as contemplated by the definition of the term "Indenture") following the words "reasonably incident thereto" in line 4 thereof.

             sec.1.21. The Agreement is hereby amended by deleting the portion of Section 26 selected below, and substituting for the deleted text the replacement text set forth below:

Delete the following: "Notwithstanding the foregoing, the rate of interest on the Notes (other than interest accruing pursuant to sec.5.10.2 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto), the term of the Notes, the amount of the Commitments of the Banks, and the amount of commitment fee or Letter of Credit Fees hereunder may not be changed without the written consent of the Borrower and the written consent of each Bank affected thereby; the definition of Majority Banks may not be amended without the written consent of all of the Banks;"

Replace with the following: "Notwithstanding the foregoing, the rate of interest on the Notes (other than interest accruing pursuant to sec.5.10.2 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto), the term of the Notes, the amount of the Commitments of the Banks, and the amount of commitment fee or Letter of Credit Fees hereunder may not be changed, and no scheduled date for the payment of principal, interest or fees may be postponed or extended without the written consent of the Borrower and the written consent of each Bank affected thereby; the definition of Majority Banks and the terms of this Section 26 may not be amended and no collateral or guaranty may be released without the written consent of all of the Banks;"






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             sec.1.22. Exhibit A (Form of Revolving Credit Note) of the
Agreement is hereby amended as follows:

    (a) The second paragraph (section (a)) is amended by changing the words "the date hereof" in lines 4 and 5 thereof to "January 8, 1997"; and

    (b) The fourth paragraph (section (c)) is amended by changing the words "Closing Date under the Credit Agreement" in line 2 thereof to "date hereof."

             sec.1.23. Exhibit D (Form of Assignment and Acceptance) of the Agreement is hereby amended as follows:

    (a) Section 1 of the Assignment and Acceptance is amended by inserting the text "(except for the specific representations in Section 2 hereof)" after the words "without recourse to the Assignor" in line 4 thereof: and

    (b) Section 2 of the Assignment and Acceptance is amended by adding the word "and" prior to the phrase "the aggregate amount" in line 5 thereof, and by adding the text "and that it has no knowledge that a Default or Event of Default has occurred and is continuing" after the words "free and clear of any claim or encumbrance" in lines 20-21 thereof.

    sec.2. CONDITIONS TO EFFECTIVENESS. This Amendment shall be deemed to be effective as of February 21, 1997 (the "Effective Date"), upon the Agent's receipt of facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Company, the Hadco Subsidiaries, the Agent and The First National Bank of Boston.

    sec.3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. Each of the Company and the Hadco Subsidiaries hereby represents and warrants to each of the Agent and the Banks as follows:

             (a) Each of the representations and warranties of the Company and the Hadco Subsidiaries contained in the Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and






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                                       -8-

             (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Hadco Subsidiaries, and shall be in full force and effect upon the satisfaction of the conditions set forth in sec.2 hereof, and the agreements of the Company and each of the Hadco Subsidiaries contained herein, in the Agreement as herein amended, or in the other Loan Documents respectively, constitute the legal, valid and binding obligations of the Company and each of the Hadco Subsidiaries party hereto or thereto, enforceable against the Company or such Hadco Subsidiary, in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         sec.4. RATIFICATION, ETC. Except as expressly amended hereby, the Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Agreement or such other Loan Documents or in any related agreement or instrument to the Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby, pursuant to the provisions of the Agreement.

         sec.5. NO IMPLIED WAIVER, ETC. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any of the Obligations, any other obligations of the Company or any of the Hadco Subsidiaries or any right of the Agent or the Banks consequent thereon. The waivers and consents provided herein are limited strictly to their terms. Neither the Agent nor any of the Banks shall have any obligation to issue any further waiver or consent with respect to the subject matter hereof or any other matter.

         sec.6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         sec.7. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CHOICE OR CONFLICTS OF LAWS).






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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                        THE FIRST NATIONAL BANK
                                          OF BOSTON, individually
                                          and as Agent


                                        By:
                                            ------------------------------------
                                            Title:


                                        HADCO CORPORATION


                                        By:
                                            ------------------------------------
                                            Title:





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Each of the undersigned hereby acknowledges the foregoing Amendment as of the
Effective Date and agrees that its obligations under the Guaranty will extend to the Agreement, as so amended, and the other Loan Documents, as so amended.

                                        ZYCON CORPORATION


                                        By:
                                            ------------------------------------
                                            Title:


                                        ZYCON ALTERNATE CIRCUITS, INC.


                                        By:
                                            ------------------------------------
                                            Title: